CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Air Brook Airport Express, Inc. (the "Company") on form 10-KSB for the fiscal year ended October 31, 2005 as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Donald M. Petroski, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


January 26, 2006                        /s/ /Donald M. Petroski
                                        ----------------------------------------
                                        DONALD M. PETROSKI
                                        Chief Executive Officer, President,
                                        Chief Financial Officer and Director